UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/27/2010

Commission file number: 000-53632

BAKKEN RESOURCES, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	29-2973652
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1425 Birch Ave., Suite A, Helena, MT 59601

 (Address of principal executive offices)

(406) 442-9444

(Registrant’s telephone number)

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Director and Officer

Effective December 27, 2010, Kent L. Jensen resigned as a Director, Treasurer, and Chief Financial Officer of Bakken Resources, Inc.  There were no disagreements between the resigning officer and director and any of our remaining officers or directors regarding the operations, policies, or practices of our company.

(c)	Appointment of Directors and Officers

Effective December 27, 2010, pursuant to a resolution of the Board of Directors, the following individuals, who were existing officers of our company, were appointed as interim Chief Financial Officer and interim Treasurer until such time as the Board of Directors identifies a replacement for Mr. Jensen.

Name	Age	Position(s) held:

Val M. Holms	63	President, Chief Executive Officer, and Interim Chief Financial Officer

Karen S. Midtlyng	52	Secretary, Interim Treasurer

Neither of the interim officers named above have entered into any material compensatory plan, contract or arrangement with our company.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  December 28, 2010

 BAKKEN RESOURCES, INC.

By:

/s/ Val M. Holms

Val M. Holms

President, CEO, & Interim CFO